GOODWILL	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
GOODWILL

14.	GOODWILL

(in thousands of $)	Goodwill	Accumulated impairment losses	Net Carrying Value
Balance as of December 31, 2023, 2022 and 2021	225,273	(112,821)	112,452

Impairment

For impairment testing purposes, goodwill was allocated to one group of CGUs, the Company.

As of December 31, 2021
The recoverable amount of the Company was determined based on its fair value, less cost of disposal, estimated using its market capitalization plus a control premium as a basis. The Company's market capitalization as of December 31, 2021 was $1,439.0 million (based on a share price of $7.07) compared to its carrying value of net assets of approximately $1,642.0 million. The Company reviewed merger transactions in North America with values of over $25.0 million in the 12 months ended December 31, 2021, global deals between public companies of more than $100.0 million in the last 3 years and global marine transport sector transactions of more than $100.0 million in the last 5 years and observed average control premiums (based on the one month average share price before the bid) of between 29.3% to 32.2%. Using 30.7% as the average of the range as of December 31, 2021,the fair value of the Company was calculated as $1,880.7 million. The excess of the fair value of the Company over its carrying value of net assets was such that the Company concluded that there was no requirement for an impairment in the year ended December 31, 2021.

As of December 31, 2022
The recoverable amount of the Company was determined based on its fair value, less cost of disposal, estimated using its market capitalization as a basis. The Company's market capitalization as of December 31, 2022 was $2,702.6 million (based on a share price of $12.14) compared to its carrying value of net assets of approximately $2,259.9 million. The excess of the fair value of the Company over its carrying value of net assets was such that the Company concluded that there was no requirement for an impairment in the year ended December 31, 2022.

If our ordinary share price declines this could result in an impairment of some or all of the $112.5 million of goodwill. In the absence of a control premium, a share price of $9.65 per share as of December 31, 2022 would have resulted in an impairment of the full carrying value of goodwill.

As of December 31, 2023
The recoverable amount of the Company was determined based on its fair value, less cost of disposal, estimated using its market capitalization as a basis. The Company's market capitalization as of December 31, 2023 was $4,463.6 million (based on a share price of $20.05) compared to its carrying value of net assets of approximately $2,277.3 million. The excess of the fair value of the Company over its carrying value of net assets was such that the Company concluded that there was no requirement for an impairment in the year ended December 31, 2023.

If our ordinary share price declines this could result in an impairment of some or all of the $112.5 million of goodwill. In the absence of a control premium, a share price of $9.72 per share as of December 31, 2023 would have resulted in an impairment of the full carrying value of goodwill.